                               AMENDMENT NO. 1 TO
                         RECEIVABLES PURCHASE AGREEMENT


         THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT, dated as of March 25, 1999 (the "Amendment"), is entered into by and among FIDELITY LEASING SPC I, INC., as Seller, FIDELITY LEASING, INC., as Sevicer, certain Investors, VARIABLE FUNDING CAPITAL CORPORATION ("VFCC"), as a Purchaser, FIRST UNION CAPITAL MARKETS CORP. (formerly known as First Union Capital Markets, a division of Wheat First Securities, Inc.), as Deal Agent, FIRST UNION NATIONAL BANK ("First Union"), as Liquidity Agent and HARRIS TRUST AND SAVINGS BANK, as the Collateral Custodian and the Backup Servicer. Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

         WHEREAS, the parties hereto enter into that certain Receivables Purchase Agreement, dated as of June 24, 1998 (the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW, THEREFORE, in consideration of the premises and the other mutual covenants herein, the parties hereto agree as follows:

         SECTION 1. Amendments.

         (a) The definition of "Purchase Limit" in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

                  Purchase Limit: At any time, $125,000,000, on or after the Termination Date, the "Purchase Limit" shall mean the aggregate outstanding Capital."

         (b) The Commitment of First Union National Bank set forth on the signature page is hereby amended and restated to be "$125,000,000."

         SECTION 2. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTON 3. Miscellaneous.

         (a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

         (d) First Union certifies by execution hereof that it is an Investor with Commitments in excess of 66 2/3% of the Purchase Limit, and therefore is a Required Investor pursuant to the Agreement.

         (e) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]







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


         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


THE SELLER:                           FIDELITY LEASING SPC I, INC.


                                      By:
                                          -------------------------------------
                                             Title:


THE SERVICER:                         FIDELITY LEASING, INC.


                                      By:
                                          -------------------------------------
                                             Title:


FIDELITY LEASING, INC.:               FIDELITY LEASING, INC.


                                      By:
                                          -------------------------------------
                                             Title:


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

VFCC:                                 VARIABLE FUNDING CAPITAL CORPORATION

                                      By: First Union Capital Markets Corp., as
                                          attorney-in-fact

                                      By:
                                          -------------------------------------
                                           Title:

                                      Variable Funding Capital Corporation
                                      c/o First Union Capital Markets Corp.
                                      One First Union Center, TW-9
                                      Charlotte, North Carolina  28288-0610
                                      Attn: Conduit Administration
                                      Facsimile: (704) 383-9630
                                      Telephone: (704) 383-9343

THE DEAL AGENT:                       FIRST UNION CAPITAL MARKETS CORP.



                                      By:
                                          -------------------------------------
                                           Title:

                                      First Union Capital Market Corp.
                                      One First Union Center, TW-9
                                      Charlotte, North Carolina  28288
                                      Attn: Conduit Administration
                                      Facsimile: (704) 383-6036
                                      Telephone: (704) 383-9343


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

VFCC:                                 VARIABLE FUNDING CAPITAL CORPORATION

                                      By: First Union Capital Markets Corp.,
                                          as attorney-in-fact

                                      By:
                                          -------------------------------------
                                           Title:

                                      Variable Funding Capital Corporation
                                      c/o First Union Capital Markets Corp.
                                      One First Union Center, TW-9
                                      Charlotte, North Carolina  28288-0610
                                      Attn: Conduit Administration
                                      Facsimile: (704) 383-9630
                                      Telephone: (704) 383-9343

THE DEAL AGENT:                       FIRST UNION CAPITAL MARKETS CORP.



                                      By:
                                          -------------------------------------
                                           Title:

                                      First Union Capital Market Corp.
                                      One First Union Center, TW-9
                                      Charlotte, North Carolina  28288
                                      Attn: Conduit Administration
                                      Facsimile: (704) 383-6036
                                      Telephone: (704) 383-9343


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

  THE DOCUMENTATION AGENT:            FIRST UNION CAPITAL MARKETS CORP.


                                      By:
                                          -------------------------------------
                                           Title:

                                      First Union Capital Market Corp.
                                      One First Union Center, TW-9
                                      Charlotte, North Carolina  28288
                                      Attn: Conduit Administration
                                      Facsimile: (704) 383-6036
                                      Telephone: (704) 383-9343




  THE LIQUIDITY AGENT:                FIRST UNION NATIONAL BANK



                                      By:
                                          -------------------------------------
                                           Title:

                                      First Union National Bank
                                      One First Union Center, TW-9
                                      Charlotte, North Carolina  28288
                                      Attn: Capital Markets Credit
                                            Administration
                                      Facsimile: (704) 374-3254
                                      Telephone: (704) 374-4001


                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE COLLATERAL CUSTODIAN:             HARRIS TRUST AND SAVINGS BANK

                                      By:
                                         -------------------------------------
                                           Title:

                                      Harris Trust and Savings Bank
                                      311 West Monroe Street, 12th Floor
                                      Chicago, Illinois  60606
                                      Attention: Indenture Trust Administrator
                                      Facsimile: (312) 461-3625
                                      Telephone: (312) 461-2532


THE BACKUP SERVICER:                  HARRIS TRUST AND SAVINGS BANK

                                      By:
                                         -------------------------------------
                                           Title:

                                      Harris Trust and Savings Bank
                                      311 West Monroe Street, 12th Floor
                                      Chicago, Illinois  60606
                                      Attention: Indenture Trust Administrator
                                      Facsimile: (312) 461-3625
                                      Telephone: (312) 461-2532

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

  REQUIRED INVESTORS:                 FIRST UNION NATIONAL BANK



                                      By:
                                          -------------------------------------
                                           Title:

                                      First Union National Bank
                                      One First Union Center, TW-9
                                      Charlotte, North Carolina  28288
                                      Attn: Capital Markets Credit
                                            Administration
                                      Facsimile: (704) 374-3254


  THE HEDGE COUNTERPARTY:             FIRST UNION NATIONAL BANK



                                      By:
                                          -------------------------------------
                                           Title:

                                      First Union National Bank
                                      One First Union Center, TW-9
                                      Charlotte, North Carolina  28288
                                      Attn: Capital Markets Credit
                                            Administration
                                      Facsimile: (704) 374-3254
                                      Telephone: (704) 374-4001





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